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                                                                   EXHIBIT 23.1

                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the inclusion in this registration statement on Form SB-2 of our report dated October 9, 1997, except for Note 3 as to which the date is February 6, 1998, on our audit of the balance sheet of Sovereign Credit Finance II, Inc. as of October 9, 1997. We also consent to the reference to our firm in the prospectus.


                                       /s/ Belew Averitt LLP
                                       ---------------------------------
                                       Belew Averitt LLP



Dallas, Texas
March 3, 1998